SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:	Commission file number

April 16, 2003	1-5805

J.P. MORGAN CHASE & CO.

(Exact name of registrant as specified in its charter)

Delaware	13-2624428

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

270 Park Avenue, New York, NY	10017

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
PRESS RELEASE
ANALYST PRESENTATION SLIDES

Item 7. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release Financial Supplement – First Quarter 2003

99.2	Analyst Presentation Slides – First Quarter 2003 Financial Results

Item 9. Regulation FD Disclosure

On April 16, 2003, J.P. Morgan Chase & Co. (“JPMorgan Chase” or the “Firm”) held an investor presentation to review 2003 first quarter earnings.

Exhibit 99.1 is a copy of supplemental financial schedules furnished at, and posted on the Firm’s website in connection with, the presentation. Exhibit 99.2 is a copy of slides furnished at, and posted on the Firm’s website in connection with, the presentation. The financial schedules and slides are being furnished pursuant to Item 9, and the information contained in Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section. Furthermore, the information in Exhibits 99.1 and 99.2 shall not be deemed to be incorporated by reference into the filings of the Firm under the Securities Act of 1933.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN CHASE & CO. (Registrant)

By:	/s/ Joseph L. Sclafani

Joseph L. Sclafani

Executive Vice President and Controller [Principal Accounting Officer]

Dated: April 18, 2003

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release Financial Supplement – First Quarter 2003

99.2	Analyst Presentation Slides – First Quarter 2003 Financial Results

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